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                                                              Exhibit 99 (j)(2)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 54 to the Registration Statement (Form N-1A) (No. 33-488/811-4416) of Armada Funds of our reports dated July 7, 2000, included in the 2000 Annual Reports to shareholders.



                                             /S/ ERNST & YOUNG LLP
                                             ---------------------
                                             Ernst & Young LLP



Philadelphia, Pennsylvania
December 11, 2000